UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

March 6, 2013
Date of Report (Date of earliest event reported)

Sutron Corporation
(Exact name of registrant as specified in its charter.)

Virginia	0-12227	54-1006352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22400 Davis Drive, Sterling Virginia 20164
(Address of principal executive offices) (Zip Code)

(703) 406-2800
(Issuer’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

On March 6, 2013, Sutron Corporation issued a news release regarding the closing of the acquisition of substantially all of the commercial and operating assets of Sabio Instruments.  The news release is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 — News Release of Sutron Corporation dated March 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2013                                                           Sutron Corporation
(Registrant)

/s/ Sidney C. Hooper
Sidney C. Hooper
Chief Financial Officer and Principal
Accounting Officer